UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22534

    Versus Capital Multi-Manager Real Estate Income Fund LLC

(Exact name of registrant as specified in charter)

5050 South Syracuse Street, Suite 1100

        Denver, CO 80237

(Address of principal executive offices) (Zip code)

Mark D. Quam

c/o Versus Capital Advisors LLC

5050 South Syracuse Street, Suite 1100

      Denver, CO 80237

(Name and address of agent for service)

COPY TO:

David C. Sullivan, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Registrant’s telephone number, including area code:   (877) 200-1878

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

VERSUS CAPITAL MULTI-MANAGER

REAL ESTATE INCOME FUND LLC

Annual Report

March 31, 2024

VERSUS CAPITAL ADVISORS LLC

This report is for shareholders of Versus Capital Multi-Manager Real Estate Income Fund LLC. It is not

authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by Foreside Funds Distributors LLC, Portland, Maine.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Notice

This notice describes the Fund’s privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information (“Personal Information”) for business purposes, such as to process requests and transactions, to maintain accounts, and to provide customer service. Personal Information is obtained from the following sources:

•	Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•	Written and electronic correspondence, including telephone contacts; and

•

Transaction history, including information about the Fund’s transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees and service providers who need to know that information for business purposes. Employees are required to maintain and protect the confidentiality of Personal Information. The Adviser, on behalf of the Fund, maintains written policies and procedures that address physical, electronic and administrative safeguards designed to protect Personal Information.

The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only as authorized by exceptions to Regulation S-P’s opt-out requirements, for example, if it is necessary to effect, administer, or enforce a transaction that an investor requests or authorizes; (ii) in connection with processing or servicing a financial product or service an investor requests or authorizes; and (iii) in connection with maintaining or servicing the investor’s account with the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Shareholder Letter

March 31, 2024 (Unaudited)

Dear Shareholders,

As we embark on fiscal year 2025, our outlook on the private real estate markets remains optimistic, particularly regarding the positioning of the Versus Capital Multi-Manager Real Estate Income Fund (the “Fund”) to capitalize on potential recovery gains.

The persistent strength of the U.S. economy that was experienced throughout the fiscal year ending March 31, 2024 led the Federal Reserve to maintain elevated interest rates throughout the fiscal year which negatively impacted valuations of risk assets and specifically real estate assets. The strong eco-nomic conditions also eased the pressure on the Federal Reserve to implement relatively near-term interest rate cuts, further negatively impacting real estate capital market transactions. On the space side of the real estate market, operating fundamentals incrementally weakened throughout the fiscal year, but were generally coming off historically high levels across most sectors. While we maintain our long-term positive outlook on the industrial and multifamily sectors, we did see vacancies increasing to reach levels comparable to those experienced prior to the Covid-19 pandemic. This trend toward vacancy rates returning to longer-term averages posed an additional challenge during the fiscal year. Despite downward repricing caused by the heightened interest rate environment over the past eighteen months, we believe that most sectors have completed or are nearing the end of their repricing cycles.

The Fund’s relative performance for the one-year period ending March 31, 2024, despite negative absolute returns, compares favorably to relevant broader industry benchmarks during the same period. The Fund’s aggregate private real estate holdings returned -9.29% (net of private fund fees and expenses) compared to the NCREIF-ODCE Index - Equal Weight net return of -12.33%. The weakest performing sector continued to be office as further deterioration in fundamentals and significant capital markets challenges led to meaningful asset depreciation. However, the Fund’s relative outperformance was partially attributed to a strategic underweighting to the office sector. The Fund’s aggregate public security portfolio contributed positively to the Fund and returned +10.50% compared to the NAREIT All Equity REIT Index’s return of +8.02%. The Fund concluded its fiscal year ended March 31, 2024 with a -8.06% net return over the trailing twelve month period as compared to the S&P Real Assets Index which delivered +5.50% return for the same period. Over the medium term through March 31, 2024, the Fund has produced five- and ten-year annualized net returns of +2.05% and +4.48%, respectively. By comparison, the S&P Real Assets Index’s annualized returns over the five-year and ten-year periods were +3.46% and +3.01%, respectively. In our opinion, the Fund has performed well relative to that benchmark over the longer-term and consistently produced attractive risk-adjusted returns. It is notable that the differences between the Fund’s performance and the S&P Real Assets Index can be attributed to the differences in portfolio composition. The Fund invests in both private and public real assets while the S&P Real Assets Index includes only public real asset related securities.

Performance Disclosure: Quoted performance is net of all fees and expenses. Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month end may be obtained by calling 877-200-1878.

An anticipated recovery in the latter half of 2024 will mark a pivotal moment for U.S. real estate, as markets adjust to the heightened interest rate environment and transaction activity returns to more normal levels. The decreasing likelihood of a broad recession, coupled with subsiding inflation, enhances the outlook for private real estate investment. Historically, extended periods of positive returns have followed corrections in real estate pricing. Following the decline in real estate values during the Great Financial Crisis, which concluded in the fourth quarter of 2009, the NCREIF-ODCE Index had 13 consecutive years of positive returns before encountering a calendar year of negative returns in 2023. We anticipate this cycle will follow a similar pattern of recovery. Key indicators bolster our confidence in a robust recovery across multiple sectors.

The post-pandemic period has illustrated a ‘tale of two cities’ scenario within the real estate market—healthy real estate space market fundamentals juxtaposed with significant cap rate expansions. Although recent quarters have seen increased asset deliveries in multifamily, life science, and industrial sectors, we are optimistic about the enduring growth drivers in these areas. The forecasted reduction in new developments due to rising financing costs, labor shortages, and increased construction expenses should benefit landlords by reducing competition and boosting potential rent increases and net operating income.

With property values adjusted down by approximately 20% from their peak in Q2 2022, and cap rates having expanded significantly, current valuations are substantially below replacement costs, suggesting a nearing bottom of the cycle. As inflation eases and the U.S. economy approaches a likely soft landing, anticipated Federal Reserve interest rate cuts should invigorate demand and enhance property values.

Our portfolio continues to evolve through strategic management, focusing on sectors with strong, long-term growth potential and high-quality cash flows. Notably, our exposure to traditional office has been strategically reduced, while capital continues to be allocated to high-conviction investments which we believe could offer promising risk-adjusted returns such as industrial and multifamily. With these strategic adjustments and our focus on high-growth sectors, we believe we are poised to leverage opportunities that can potentially deliver substantial benefits to our clients.

In the past year, the Fund attracted nearly $190 million in new capital and successfully met redemption requests of almost $500 million. We anticipate that as market conditions stabilize, redemption requests will decline as investors reposition for growth.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Shareholder Letter

March 31, 2024 (Unaudited) (continued)

In conclusion, your continued investment and trust in our Fund is highly valued. We are privileged to manage your investments and are excited about the opportunities that lie ahead. Thank you for your ongoing commitment and partnership.

Sincerely,

Mark Quam

Chief Executive Officer

Versus Capital Advisors LLC

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Fund Performance

March 31, 2024 (Unaudited)

Average Annual Total Returns(a) for the periods ended March 31, 2024

	1 Year	5 Year	10 Year

Versus Capital Multi-Manager Real Estate Income Fund LLC(b)	-8.06%	2.05%	4.48%

S&P Real Assets Index(c)	5.50%	3.46%	3.01%

Growth of $10,000 for periods ended March 31, 2024(a),(b)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on March 31, 2014 for the years indicated. For comparison, the same investment is shown in the indicated index.

(a)	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
(b)

Total return is calculated using the net asset value of the Fund on the beginning and ending date of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at the Fund’s net asset value. The Fund intends to make regular quarterly distributions to shareholders. The level of quarterly distributions is not fixed. Each distribution is based upon both actual and estimated cash flows received from the Fund’s investments as well as the tax requirements under which it operates and therefore may ultimately include returns of capital. Returns are not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the repurchase of Fund shares. The Fund’s gross expense ratio as of its Prospectus dated July 27, 2023 was 1.35%.

(c)	The index is unmanaged and is not available for direct investment. Its performance does not reflect the expenses associated with the active management of a portfolio.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Fund Performance

March 31, 2024 (Unaudited) (continued)

Definitions & Index Descriptions

NAREIT All Equity REITs Index - a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

NCREIF Fund Index - Open End Diversified Core Equity (NFI-ODCE): an index of investment returns reporting on both a historical and current basis the results of 38 open-end commingled funds pursuing a core investment strategy, some of which have performance histories dating back to the 1970s. The NFI-ODCE Index is capitalization-weighted and is reported gross of fees. Measurement is time-weighted.

S&P Real Assets Index is an unmanaged index designed to measure global property, infrastructure, commodities, and inflation-linked bonds using liquid and investable component indices that track public equities, fixed income, and futures. It is not possible to invest directly in an index.

Cash Flow is remaining profits after collecting all rents and income, paying all operating expenses, and setting aside cash reserves for future repairs.

Cap Rate, or Capitalization Rate - A property’s net operating income (“NOI”) divided by its purchase price. The cap rate indicates what percentage of the purchase price is returned to the buyer each year by property’s NOI.

An investment in the Fund is subject to a high degree of risk. These risks include, but are not limited to, the following: Real estate entails special risks, including tenant default, environmental problems, and adverse changes in local economies. The yield from an underlying investment fund could be significantly reduced if it fails to qualify as a REIT (real estate investment trust) for tax purposes. The Fund is “non-diversified” under the Investment Company Act of 1940. Changes in the market value of a single holding may cause greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended as a complete investment program but instead as a way to help investors diversify into real estate. Diversification does not ensure a profit or guarantee against a loss. A multi-manager strategy involves certain risks. For example, it is possible that some Investment Managers may take similar market positions, thereby interfering with the Fund’s investment goal. The Fund and underlying Investment Managers may borrow as an investment strategy, up to one third of the Fund’s gross asset value. Borrowing presents opportunities to increase the Fund’s return, but potentially increases the losses as well. The Adviser and Investment Managers manage portfolios for themselves and other clients. A conflict of interest between the Fund and these other parties may arise which could disadvantage the Fund. For example, a suitable but limited investment opportunity might be allocated to another client rather than to the Fund. The Fund does not intend to list its Shares on any securities exchange during the offering period, and a secondary market in the Shares is not expected to develop. There is no guarantee that shareholders will be able to sell all of their tendered shares during a quarterly repurchase offer. An investment is not suitable for investors that require liquidity, other than through the Fund’s repurchase policy. You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Versus Capital Multi-Manager Real Estate Income Fund LLC

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”), including the portfolio of investments, as of March 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, underlying fund managers and brokers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Fund’s auditor of one or more investment companies in the Fund’s investment company group since 2011.

Philadelphia, Pennsylvania

May 30, 2024

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2024

Shares		Value

Private Investment Funds(a) - 82.5%
	Diversified – 82.5%
86,852	AEW Core Property (U.S.), LP	$91,849,804
—	AEW Value Investors US LP(b)(c)	48,016,896
78,077,793	CBRE U.S. Core Partners REIT Operating LP	126,325,964
155,048,263	CBRE U.S. Logistics Partners LP(b)	199,547,114
67,256	Clarion Gables Multifamily Trust LP	94,205,650
121,324	Clarion Lion Properties Fund LP	184,050,445
72,935	GI Partners ETS Fund(b)	84,099,996
66,554	Harrison Street Core Property Fund	96,216,059
95,142	Heitman America Real Estate LP	119,208,982
94,626	Heitman Core Real Estate Debt Income Trust LP(b)	79,971,830
38,047	Hines European Property Partners(b)	57,384,341
959	Invesco Core Real Estate USA LP	175,769,104
525,564	Invesco Real Estate Asia Fund	64,694,277
119,366	RREEF America REIT II, Inc.	15,289,003
—	Sagard Real Estate - US Property Fund(b)(d)	114,750,921
25,631	TA Realty Core Property Fund, LP	33,150,385
998	Trumbull Property Income Fund, LP	12,113,186
2,224	UBS Trumbull Property Fund LP	19,880,509
—	US Government Building Open-End Feeder, LP(e)	45,436,977
—	USGBF Alpha Feeder LP(f)(g)	30,138,845
59,883	Walton Street Real Estate Core-Plus Fund, LP(b)	67,690,677

	Total Private Investment Funds	1,759,790,965

	(Cost $1,701,682,914)

Common Stocks - 13.2%

	Apartments/Single Family Residential – 2.6%
108,486	American Homes 4 Rent, Class A Shares, REIT	3,990,115
411,063	Apartment Income REIT Corp.	13,347,215
40,126	AvalonBay Communities, Inc., REIT	7,445,780
72,032	Camden Property Trust, REIT	7,087,949
617	Daiwa House REIT Investment Corp. (Japan)	1,055,434
114,134	Equity Residential, REIT	7,202,997
8,674	Essex Property Trust, Inc., REIT	2,123,482
3,634	Invincible Investment Corp., REIT (Japan)	1,632,298
166,839	Invitation Homes, Inc., REIT	5,941,137
147,500	UDR, Inc., REIT	5,517,975

		55,344,382

	Diversified – 2.8%
6,878	American Tower Corp., REIT	1,359,024
191,280	Broadstone Net Lease, Inc., REIT	2,997,358
305,180	Cromwell European Real Estate Investment Trust, REIT (Singapore)	454,242
16,137	Crown Castle, Inc., REIT	1,707,779
902,411	Digital Core REIT Management Pte, Ltd. (Singapore)	541,411
109,507	Digital Realty Trust, Inc., REIT	15,773,388
16,597	Equinix, Inc., REIT	13,698,002
89,655	Gaming and Leisure Properties, Inc., REIT	4,130,406
251,061	Mercialys SA, REIT (France)	2,924,708
157,049	Merlin Properties Socimi SA, REIT (Spain)	1,689,668
2,091	Sekisui House Reit, Inc. (Japan)	1,121,596
838,312	Stockland, REIT (Australia)	2,648,962
350,977	VICI Properties, Inc., REIT	10,455,605

		59,502,149

	Health Care – 2.0%
153,676	American Healthcare REIT, Inc.	2,266,721
66,600	Chartwell Retirement Residences (Canada)	607,712
613,587	Healthpeak Properties, Inc., REIT	11,504,756
39,449	National Health Investors, Inc., REIT	2,478,581

Shares		Value

	Health Care - (continued)
229,507	Sabra Health Care REIT, Inc	$3,389,818
316,531	Ventas, Inc., REIT	13,781,760
98,288	Welltower, Inc., REIT	9,184,031

		43,213,379

	Hotels – 0.2%
73,031	DiamondRock Hospitality Co., REIT	701,828
126,462	Host Hotels & Resorts, Inc., REIT	2,615,234
3,360	Japan Hotel REIT Investment Corp. (Japan)	1,761,892

		5,078,954

	Office Properties – 0.5%
38,120	Alexandria Real Estate Equities, Inc., REIT	4,914,049
67,500	Allied Properties Real Estate Investment Trust, REIT (Canada)	880,532
184,920	Cousins Properties, Inc., REIT	4,445,477

		10,240,058

	Real Estate Operation/Development – 0.6%
95,955	Castellum AB (Sweden)(h)	1,261,969
291,300	Mitsui Fudosan Co., Ltd. (Japan)	3,140,643
739,873	Qualitas, Ltd. (Australia)	1,271,558
1,116,258	RAM Essential Services Property Fund (Australia)	494,424
44,000	Sumitomo Realty & Development Co., Ltd. (Japan)	1,639,420
57,000	Sun Hung Kai Properties, Ltd. (Hong Kong)	550,602
111,135	Vonovia SE (Germany)	3,284,237

		11,642,853

	Regional Malls – 0.5%
62,110	Klepierre SA, REIT (France)	1,607,752
55,215	Simon Property Group, Inc., REIT	8,640,596

		10,248,348

	Residential – 0.2%
25,105	Sun Communities, Inc., REIT	3,228,001

	Shopping Centers – 0.9%
46,971	Federal Realty Investment Trust, REIT	4,796,678
139,975	Kimco Realty Corp., REIT	2,744,910
351,679	Kite Realty Group Trust, REIT	7,624,401
995,181	Lendlease Global Commercial, REIT (Singapore)	427,375
647,918	Link, REIT (Hong Kong)	2,790,202
27,971	Regency Centers Corp., REIT	1,693,924

		20,077,490

	Storage – 0.9%
71,322	Big Yellow Group, PLC, REIT (United Kingdom)	956,918
64,720	CubeSmart, REIT	2,926,638
65,271	Extra Space Storage, Inc., REIT	9,594,837
18,677	Public Storage, REIT	5,417,451
103,692	Safestore Holdings PLC, REIT (United Kingdom)	989,383

		19,885,227

	Warehouse/Industrial – 2.0%
345,107	Centuria Industrial, REIT (Australia)	796,060
646	CRE Logistics, Inc., REIT (Japan)	642,666
168,400	Dream Industrial Real Estate Investment Trust, REIT (Canada)	1,638,561
151,000	ESR Kendall Square, REIT, Co., Ltd. (South Korea)	494,299
10,430	First Industrial Realty Trust, Inc., REIT	547,992
175,648	Goodman Group, REIT (Australia)	3,869,052
614	Industrial & Infrastructure Fund Investment Corp., REIT (Japan)	557,503
545,800	Mapletree Industrial Trust, REIT (Singapore)	945,771
275	Mitsubishi Estate Logistics Investment Corp., REIT (Japan)	700,174

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2024 (continued)

Shares		Value

	Warehouse/Industrial - (continued)
309,400	Nexus Industrial, REIT (Canada)	$1,747,377
41,225	Plymouth Industrial REIT, Inc., REIT	927,563
165,637	Prologis, Inc., REIT	21,569,250
86,160	Rexford Industrial Realty, Inc., REIT	4,333,848
201,060	Segro, PLC, REIT (United Kingdom)	2,292,391
236,700	TF Administradora Industrial S de RL de CV, REIT (Mexico)	645,552
339,573	Tritax Big Box REIT, PLC (United Kingdom)	675,119

		42,383,178

	Total Common Stocks	280,844,019

	(Cost $276,283,229)

Preferred Stocks - 1.3%
	Apartments/Single Family Residential – 0.0%
	American Homes 4 Rent, REIT,
18,850	Series G, 5.88%	433,361
6,009	Series H, 6.25%	146,079
1,145	Realty Income Corp., REIT, Series A, 6.00%	28,316

		607,756

	Diversified – 0.1%
20,730	Armada Hoffler Properties, Inc., REIT, Series A, 6.75%	456,682
	Digital Realty Trust, Inc., REIT,
43,605	Series J, 5.25%	961,490
29,320	Series K, 5.85%	691,366
35,470	Series L, 5.20%	777,502

		2,887,040

	Hotels – 0.2%
59,665	Chatham Lodging Trust, REIT, Series A, 6.63%	1,300,100
24,740	DiamondRock Hospitality Co., REIT, 8.25%	623,201
63,555	Pebblebrook Hotel Trust, REIT, Series G, 6.38%	1,309,868
	Sunstone Hotel Investors, Inc., REIT,
20,375	Series H, 6.13%	432,154
38,740	Series I, 5.70%	769,376

		4,434,699

	Office Properties – 0.3%
103	Highwoods Properties, Inc., REIT, Series A, 8.63%	108,636
98,336	Hudson Pacific Properties, Inc., REIT, Series C, 4.75%	1,359,004
64,633	SL Green Realty Corp., REIT, Series I, 6.50%	1,470,401
	Vornado Realty Trust, REIT,
17,990	Series L, 5.40%	270,390
100,118	Series M, 5.25%	1,531,805
30,015	Series N, 5.25%	452,626
88,971	Series O, 4.45%	1,131,711

		6,324,573

	Shopping Centers – 0.3%
33,070	Kimco Realty Corp., REIT, Series N, 7.25%	1,863,825
	Regency Centers Corp., REIT,
63,325	Series A, 6.25%	1,531,199
39,420	Series B, 5.88%	924,793
	Saul Centers, Inc., REIT,
9,150	Series D, 6.13%	205,143
26,573	Series E, 6.00%	567,599
55,507	SITE Centers Corp., REIT, Series A, 6.38%	1,251,683

		6,344,242

	Storage – 0.2%
13,790	National Storage Affiliates Trust, REIT, Series A, 6.00%	316,067
	Public Storage, REIT,
23,185	Series G, 5.05%	566,177
100,383	Series H, 5.60%	2,463,399

Shares		Value

	Storage - (continued)
10,735	Series J, 4.70%	$230,695
46,600	Series P, 4.00%	862,100

		4,438,438

	Telecommunications – 0.1%
	DigitalBridge Group, Inc.,
24,955	Series I, 7.15%	580,952
18,525	Series J, 7.13%	434,597

		1,015,549

	Warehouse/Industrial – 0.1%
54,515	Rexford Industrial Realty, Inc., REIT, Series C, 5.63%	1,176,434

	Total Preferred Stocks	27,228,731

	(Cost $31,428,569)

Par

Corporate Debts - 0.2%
	Diversified – 0.1%
$1,881,000	VICI Properties LP, REIT, 4.38%, 5/15/2025	1,850,297

	Office Properties – 0.1%
1,895,000	Piedmont Operating Partnership LP, REIT, 9.25%, 7/20/2028	2,019,682

	Shopping Centers – 0.0%
1,152,000	Retail Opportunity Investments Partnership LP, REIT, 6.75%, 10/15/2028	1,193,862

	Total Corporate Debts	5,063,841

	(Cost $4,931,178)

Shares

Short-Term Investment - 1.3%
26,961,580	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, Institutional Share Class, 5.16%	26,961,580

	(Cost $26,961,580)
	Total Investments - 98.5%	2,099,889,136
	(Cost $2,041,287,470)
	Other Assets - 1.5%	31,451,538

	Net Assets - 100.0%	$2,131,340,674

(a)	Restricted Securities.
(b)	The Fund owns more than 5.0% of the Private Investment Fund, but has contractually limited its voting interests to less than 5.0% of total voting interests.
(c)	Partnership is not designated in units. The Fund owns approximately 24.6% of this Fund.
(d)	Partnership is not designated in units. The Fund owns approximately 12.8% of this Fund.
(e)	Partnership is not designated in units. The Fund owns approximately 1.7% of this Fund.
(f)	Partnership is not designated in units. The Fund owns approximately 38.1% of this Fund.
(g)	The Fund owns more than 25% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(h)	Non-income producing security.

Portfolio Abbreviations:

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2024 (continued)

Industry	% of Net Assets

Diversified	85.5%
Apartments/Single Family Residential	2.6%
Warehouse/Industrial	2.1%
Health Care	2.0%
Short-Term Investment	1.3%
Shopping Centers	1.2%
Storage	1.1%
Office Properties	0.9%
Real Estate Operation/Development	0.6%
Regional Malls	0.5%
Hotels	0.4%
Residential	0.2%
Telecommunications	0.1%
Other Assets net of Liabilities	1.5%

Total	100.0%

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statement of Assets and Liabilities

March 31, 2024

ASSETS:
Investments:
Non-affiliated investment in securities at cost	$2,041,287,470
Non-affiliated investment net unrealized appreciation	58,601,666

Total non-affiliated investment in securities, at fair value	2,099,889,136

Cash	1,476,017
Foreign Currency (Cost $53,496)	53,447
Receivables for:
Dividends and interest	13,057,724
Fund shares sold	826,870
Reclaims	44,979
Investments sold	24,705,448

Total receivables	38,635,021
Prepaid expenses	83,496

Total Assets	2,140,137,117

LIABILITIES:
Payables for:
Adviser fees	5,598,166
Investments purchased	2,487,776
Professional fees	279,239
Administrative fees	128,444
Transfer agent fees	64,184
Custodian fees	38,179
Directors’ fees	142
Accrued expenses and other liabilities	200,313

Total Liabilities(a)	8,796,443

NET ASSETS	$2,131,340,674

NET ASSETS consist of:
Paid-in capital	$2,037,716,734
Total distributable earnings	93,623,940

TOTAL NET ASSETS	$2,131,340,674

Net Assets	$2,131,340,674
Shares of beneficial interest outstanding (unlimited authorization)	85,286,692

Net asset value price per share (Net Assets/Shares Outstanding)	$24.99

(a)	See Note 9. Restricted Securities for detail of Commitments and Contingencies related to unfunded commitments.

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statement of Operations

For the Year Ended March 31, 2024

Investment Income:
Dividends from non-affiliated investments	$71,057,588
Interest income	5,372,018
Less: foreign taxes withheld	(240,749)

Total Investment Income	76,188,857

Expenses:
Adviser fees (Note 4)	24,799,761
Interest and Line of Credit fees (Note 8)	5,251,741
Administration fees	763,770
Professional fees	670,005
Shareholder reporting fees	433,035
Directors’ fees (Note 4)	330,613
Transfer agent fees	292,075
Custodian fees	245,990
Registration fees	46,448
Other expenses	230,289

Total Expenses	33,063,727

Net Investment Income	43,125,130

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on non-affiliated investments	(70,304,472)
Net realized loss on foreign currency transactions	(135,305)
Net change in unrealized appreciation/depreciation on non-affiliated investments and foreign currency	(170,718,519)

Net Realized and Unrealized Loss on Investments	(241,158,296)

Net Decrease in Net Assets Resulting from Operations	$(198,033,166)

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statements of Changes in Net Assets

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$43,125,130	$54,997,622
Net realized gain (loss) on investments and foreign currency transactions	(70,439,777)	4,906,922
Net change in unrealized appreciation/depreciation on investments and foreign currency	(170,718,519)	(259,037,997)

Net Decrease in Net Assets Resulting From Operations	(198,033,166)	(199,133,453)

Distributions to Shareholders from:
Net investment income and net realized gains	—	(63,850,961)
Return of capital	(97,194,956)	(54,801,322)

Total Distributions	(97,194,956)	(118,652,283)

Capital Share Transactions:
Shares issued	187,284,728	431,787,228
Reinvested dividends	14,104,243	19,609,910
Shares redeemed	(498,643,278)	(623,283,703)

Net Decrease in Net Assets
Resulting From Capital Share Transactions	(297,254,307)	(171,886,565)

Total Decrease in Net Assets	(592,482,429)	(489,672,301)

Net Assets:
Beginning of Year	$2,723,823,103	$3,213,495,404

End of Year	$2,131,340,674	$2,723,823,103

Share Transactions:
Shares sold	7,055,460	14,155,117
Shares issued in reinvestment of dividends	528,551	647,498
Shares redeemed	(18,779,921)	(20,580,639)

Net Decrease in Shares of Beneficial Interest Outstanding	(11,195,910)	(5,778,024)

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statement of Cash Flows

For the Year Ended March 31, 2024

Cash Flows Provided by Operating Activities:
Net decrease in net assets resulting from operations	$(198,033,166)

Adjustments to Reconcile Net Decrease in Net Assets Resulting From Operations to Net Cash Provided by Operating Activities:
Purchases of investment securities	(210,340,119)
Proceeds from disposition of investment securities	644,732,652
Net sales of short-term investment securities	37,699,128
Net change in unrealized appreciation/depreciation on investments and foreign currency	170,718,519
Net realized loss from investments sold and foreign currency transactions	70,439,777
Net amortization/(accretion) of premium/(discount)	34,667
Decrease in dividends and interest receivable	5,061,914
Decrease in reclaims receivable	78,386
Decrease in prepaid expenses	85,820
Decrease in Adviser fees payable	(1,610,339)
Decrease in administrative fees payable	(29,533)
Increase in professional fees payable	127,534
Increase in custodian fees payable	12,895
Increase in transfer agent fees payable	36,284
Decrease in accrued expenses and other liabilities	(76,878)

Net Cash Provided by Operating Activities	518,937,541

Cash Flows From Financing Activities:
Proceeds from line of credit	270,000,000
Repayment of line of credit	(415,000,000)
Proceeds from shares issued	188,447,757
Payments of shares redeemed	(498,643,278)
Dividends paid (net of reinvestment of dividends)	(83,090,713)

Net Cash Used by Financing Activities	(538,286,234)

Effect of exchange rate changes on foreign currency	(131,161)

Net Decrease in Cash	(19,479,854)

Cash and Foreign Currency:
Beginning of year	21,009,318

End of year	$1,529,464

Supplemental Disclosure of Cash Flow Information:
Interest and Line of Credit fees paid during the year	$5,332,236
Reinvestment of dividends	14,104,243

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Financial Highlights

	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022		Year Ended March 31, 2021	Year Ended March 31, 2020
Net Asset Value, Beginning of Year	$28.23	$31.42	$27.57		$26.95	$28.22
Income from Investment Operations:
Net investment income(a)	0.48	0.55	0.56		0.56	0.67
Net realized and unrealized gain (loss)	(2.67)	(2.58)	5.20		1.12	(0.74)

Total from investment operations	(2.19)	(2.03)	5.76		1.68	(0.07)

Less Distributions to Shareholders from:
Distribution from net investment income and net realized gains	—	(0.62)	(1.82	)(b)	(0.86)	(0.73)
Return of Capital	(1.05)	(0.54)	(0.09)		(0.20)	(0.47)

Total Distributions	(1.05)	(1.16)	(1.91)		(1.06)	(1.20)

Net Asset Value, End of Year	$24.99	$28.23	$31.42		$27.57	$26.95

Total Return Based On Net Asset Value	(8.06)%	(5.92)%	21.04%		6.00%	(0.27)%
Ratios and Supplemental Data
Net assets, end of year (000’s)	$2,131,341	$2,723,823	$3,213,495		$2,496,261	$2,965,212
Ratios of gross expenses to average net assets	1.38%	1.25%	1.24%		1.20%	1.19%
Ratios of net expenses to average net assets	1.38%	1.25%	1.24%		1.20%	1.19%
Ratios of net investment income to average net assets	1.80%	1.81%	1.90%		2.09%	2.37%
Portfolio turnover rate	8.84%	24.11%	33.66%		26.19%	15.77%

(a)	Per Share amounts are calculated based on average outstanding shares.
(b)	Includes one-time distribution of net realized gains of $0.74 per share paid on December 29, 2021.

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2024

NOTE 1. ORGANIZATION

Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s primary investment objective is to seek consistent current income, while its secondary objectives are capital preservation and long-term capital appreciation. The Fund attempts to achieve these objectives by allocating its capital among a select group of institutional asset managers (the “Investment Managers”) with expertise in managing portfolios of real estate and real estate-related investments. The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and has registered an indefinite number of shares under the Securities Act of 1933. The Fund’s investment adviser is Versus Capital Advisors LLC (the ‘‘Adviser’’).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Income and Securities Transactions - Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of applicable withholding taxes. Interest income is accrued daily. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined and gains (losses) are based upon the specific identification method.

Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and net change in unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders - The Fund will make regular quarterly distributions to shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds or other investments, together with any dividends or interest income earned from such investments. A portion of any distribution may be a return of capital or from other capital sources. Dividends and distributions to shareholders are recorded on the ex-dividend date.

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder affirmatively elects not to reinvest in Shares. Shareholders may elect initially not to reinvest by indicating that choice in writing to the Fund’s transfer agent. Thereafter, shareholders are free to change their election by contacting the Fund’s transfer agent (or, alternatively, by contacting the selling agent that sold such shareholder its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no sales load or other charge for Shares received by reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

U.S. Federal Income Tax Information - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

As of and during the year ended March 31, 2024, the Fund did not have a liability for any unrecognized tax obligations. The Fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal. Tax returns filed within the prior three years generally remain subject to examination by federal and state tax authorities when applicable statutes of limitations have not expired.

Dividends from net investment income and distributions from realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts at fiscal year end based on the tax treatment; temporary differences do not require

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2024 (continued)

such reclassification. As of March 31, 2024, permanent differences identified and reclassified among the components of net assets were to increase undistributed net investment income by approximately $57,259,000, to increase accumulated net realized gain by approximately $47,249,000 and to decrease paid-in-capital by approximately $104,508,000.

For the year ended March 31, 2024, tax character of the distribution paid by the Fund was approximately $0 of ordinary income dividends, approximately $0 of long-term capital gains and approximately $97,195,000 of return of capital. For the year ended March 31, 2023, tax character of the distribution paid by the Fund was approximately $7,415,000 of ordinary income dividends, approximately $56,436,000 of long-term capital gains and approximately $54,801,000 of return of capital. Distribution from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses. As of March 31, 2024, the Fund had approximately $8,083,000 of short-term losses and approximately $36,709,000 of long-term losses carryovers available to offset future capital gains.

Under federal tax law, capital and qualified ordinary losses realized after October 31 and December 31, respectively, may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended March 31, 2024, the Fund had no qualified late year losses.

As of March 31, 2024, the gross unrealized appreciation and depreciation and net unrealized appreciation on a tax basis were approximately $205,642,000, $(67,226,000) and $138,416,000, respectively. The aggregate cost of securities for federal income tax purposes at March 31, 2024, was approximately $1,961,473,000. As of March, 31 2024, the Fund had undistributed ordinary income and undistributed long-term capital gains of $0 and $0 respectively.

Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund would expect the risk of loss to be remote.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. SECURITIES VALUATION

The Board of Directors (the “Board”) has established procedures (the “Procedures”) pursuant to which the Fund prices its securities, consistent with Sections 2(a)(5) and 2(a)(41) of the 1940 Act, as follows:

Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be fair valued pursuant to the Procedures.

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at their closing NAV.

Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to the Procedures. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2024 (continued)

Private Investment Funds - The Fund typically values its investments in each Private Investment Fund according to the value reported by each Private Investment Fund’s quarterly NAV statement. The Fund also reviews this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Private Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The valuation for each Private Investment Fund is individually updated as soon as the Fund completes its reasonableness review, including any necessary information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. The Fund may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Fund may determine to value it’s investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Fund and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting. The Fund shall use its best efforts to ensure that each of such Private Investment Funds has in place policies and procedures that provide underlying principles behind the disclosure of reliable information with adequate supporting operational practices.

Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each Private Investment Fund is estimated by the Fund to generate during the current quarter (the “Investment Accrual Rate”). The Fund determines the Investment Accrual Rate at the beginning of each quarter, based on internally developed models that weight the expected impacts of income and appreciation projections by property sector, adjusting for expected market factors and underlying expenses. The Fund monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments.

In certain circumstances, the Fund may access daily or periodic NAV information provided by a Private Investment Fund. In such an instance, the Fund may determine to value it’s investment in a Private Investment Fund according to this information and may forego daily valuation adjustments based on an Investment Accrual Rate.

If the Fund does not have access to sell shares of a Private Investment Fund in its primary market, the Fund may determine to fair value the Private Investment Fund at a price other than its NAV. In such an instance, the Fund may consider any information it deems appropriate including as received from broker-dealers and/or pricing services or comparable sales in the secondary market. Any such fair valuation determinations will be made in good faith by the Fund, may be based upon an internally developed pricing model, and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting.

The March 31, 2024 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its March 31, 2024 NAV calculation.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – unadjusted quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of March 31, 2024 is as follows:

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2024 (continued)

	Total Fair Value at 03/31/2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stocks*	$280,844,019	$237,626,290	$43,217,729	$—
Preferred Stocks*	27,228,731	27,120,095	108,636	—
Corporate Debts*	5,063,841	—	5,063,841	—
Short-Term Investment	26,961,580	26,961,580	—	—

Subtotal	$340,098,171	$291,707,965	$48,390,206	$—

Private Investment Funds (held at NAV)*	1,759,790,965

Total	$2,099,889,136

*	See Portfolio of Investments for industry breakout.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Management Agreement, Versus Capital Advisors LLC serves as the investment adviser to the Fund. For its services under this agreement, the Fund pays the Adviser an Investment Management Fee at an annual rate of 0.95% of the Fund’s NAV, which accrues daily based on the net assets of the Fund and is paid quarterly. The Fund incurred fees to the Adviser of $22,714,987 for the year ended March 31, 2024, which are included within Adviser fees on the accompanying statement of operations.

The Adviser has retained the services of Security Capital Research & Management, Inc. and Principal Real Estate Investors, LLC as sub-advisers of the Fund (the “Sub-Advisers”). The Sub-Advisers each manage a specified portion of the Fund’s assets to be invested in domestic and international publicly traded real estate securities, such as common and preferred stock of publicly listed REITs, commercial mortgage-backed securities, commercial real estate collateralized debt obligations, and senior unsecured debt of REITs. Fees paid to the Sub-Advisers are based on the average net assets that they manage at an annual rate between 0.45% and 1.00%. The Fund incurred fees to the Sub-Advisers of $2,084,774 for the year ended March 31, 2024, which are included within Adviser fees on the accompanying statement of operations.

Foreside Funds Distributors LLC, (the “Distributor”) serves as the Fund’s statutory underwriter and facilitates the distribution of Shares.

The Fund pays each Independent Director a fee per annum. In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Directors Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Directors is a member of all Committees. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation. The Fund also reimburses the Adviser for a portion of the compensation that it pays to the Fund’s Chief Compliance Officer.

NOTE 5. MARKET RISK FACTORS

The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:

General Market Fluctuations Will Affect the Fund’s Returns. The Fund’s investments in Private Investment Funds and real estate securities may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market.

General Risks of the Private Investment Funds Investing in Real Estate. The Fund will not invest in real estate directly, but, because the Fund will invest in Private Investment Funds that qualify as REITs or investment vehicles treated similarly as private REITs, the Fund’s investment portfolio will be significantly impacted by the performance of the real estate market.

Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.

Unfunded Commitments. In order to meet its obligation to provide capital for unfunded commitments, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Risks Relating to Current Interest Rate Environment. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). The U.S. Federal Reserve raised interest rates in light of recent inflationary pressures and interest rates may continue to increase rapidly. Thus, the Fund currently faces a heightened level of risk associated with elevated interest rates and/or bond yields.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2024 (continued)

Liquidity Risk. The Fund will invest in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

In addition, the Fund’s interests in the Private Investment Funds are subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a Private Investment Funds pursuant to limited withdrawal rights. Some Private Investment Funds may subject the Fund to a lockup period or otherwise suspend the repurchase rights of their shareholders, including the Fund, from time to time. Further, Private Investment Funds managers may impose transfer restrictions on the Fund’s interests. There may be no secondary market for the Fund’s interests in the Private Investment Funds. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time. The Adviser may also invest directly in other private securities that they may not be able to sell at the Fund’s current carrying value for the securities.

Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund’s investments may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

NOTE 6. INVESTMENT TRANSACTIONS

For the year ended March 31, 2024, the purchases and sales of investment securities, excluding short-term investments and U.S. Government securities, were approximately $211,102,000 and $638,825,000, respectively. For the year ended March 31, 2024, the purchases and sales of U.S. Government securities were approximately $0 and $2,073,000, respectively.

NOTE 7. REPURCHASE OFFERS

The Fund has a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a “Repurchase Pricing Date”). In general, the Repurchase Pricing Date occurs on the Repurchase Request Deadline and settlement occurs 3 days later. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date.

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made to the shareholders within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information. In addition, certain clearing houses may allow / require shareholders to submit their tender request only on the Repurchase Request Deadline.

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Deadline.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund’s outstanding Shares. If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer plus 2% of the Fund’s outstanding Shares, the Fund is required to repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their Shares before prorating other amounts tendered. Because of the potential for proration, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2024 (continued)

Results of the Fund’s Repurchase Offers during the year ended March 31, 2024 are as follows:

Repurchase Request Deadline/Pricing Date	Repurchase Offer Amount (Percentage)	Repurchase Offer Amount (Shares)	Shares Tendered for Repurchase	Percentage of Tendered Shares Repurchased	Value of Repurchased Shares

April 28, 2023	5%	4,869,002	16,542,285	29%	$136,080,727
July 28, 2023	5	4,726,573	16,491,796	29%	130,823,308
October 27, 2023	5	4,573,487	16,788,256	27%	119,244,291
January 26, 2024	5	4,428,651	14,934,056	30%	112,494,952

NOTE 8. LINE OF CREDIT

Before April 14, 2023, the Fund had its line of credit (“LOC”) with Zions Bancorporation N.A. dba Vectra Bank Colorado (“Vectra”) with borrowing capacity of $172,500,000. Borrowings, if any, under the LOC bore interest at the one-month Secured Overnight Financing Rate (SOFR), plus 1.60% at the time of borrowing. In addition, the Fund incurred a Non-Utilization Fee equal to 0.375% on the portion of the LOC not being used and certain origination and structuring fees (the “other LOC fees”).

Effective April 14, 2023 the Fund terminated its Vectra LOC and opened a new LOC with Bank of America N.A. and increased its borrowing capacity from $172,500,000 to $245,000,000. Borrowings, if any, under the LOC bear interest at the Secured Overnight Financing Rate (SOFR) at the time of borrowing, plus 1.10%. In addition, the Fund incurs a Non-Utilization Fee equal to 0.25%-0.35% on the portion of the LOC not being used. As collateral for borrowings under the LOC, the Fund grants Bank of America a first position security interest in and lien on securities held by the Fund in a collateral account.

The Fund incurred interest expense of $4,580,649 and other LOC fees equal to $671,092 during the year ended March 31, 2024. During the year ended March 31, 2024, average daily amount of borrowings on the days that the Fund had an outstanding borrowing was $99,568,182 at an average interest rate of 6.27%. The Fund did not have outstanding borrowings at March 31, 2024. The Fund complied with all covenants of the LOC during the year ended March 31, 2024.

NOTE 9. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund’s Prospectus.

As of March 31, 2024, the Fund invested in the following restricted securities:

Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)	% of Net Assets

AEW Core Property (U.S.), LP	7/2/2013	86,852	—	$84,747	$91,850	$ —	4.3%
AEW Value Investors US LP	8/17/2017	—	24.6%	47,046	48,017	—	2.2%
CBRE U.S. Core Partners REIT Operating LP	3/29/2018	78,077,793	—	109,740	126,326	—	5.9%
CBRE U.S. Logistics Partners LP	3/31/2022	155,048,263	—	200,060	199,547	—	9.4%
Clarion Gables Multifamily Trust LP	3/4/2019	67,256	—	87,569	94,206	—	4.4%
Clarion Lion Properties Fund LP	7/1/2013	121,324	—	165,420	184,050	—	8.6%
GI Partners ETS Fund	9/24/2021	72,935	—	83,414	84,100	16,861	3.9%
Harrison Street Core Property Fund	8/13/2014	66,554	—	92,207	96,216	—	4.5%
Heitman America Real Estate LP	12/2/2014	95,142	—	115,228	119,209	—	5.6%
Heitman Core Real Estate Debt Income Trust LP	4/1/2017	94,626	—	95,850	79,972	—	3.8%
Hines European Property Partners	11/3/2022	38,047	—	48,479	57,384	102,564	2.7%
Invesco Core Real Estate USA LP	12/31/2013	959	—	168,888	175,769	—	8.3%
Invesco Real Estate Asia Fund	9/30/2014	525,564	—	64,671	64,694	—	3.0%
RREEF America REIT II, Inc.	9/30/2013	119,366	—	13,956	15,289	—	0.7%
Sagard Real Estate - US Property Fund	12/30/2019	—	12.8%	110,708	114,751	—	5.4%
TA Realty Core Property Fund, LP	1/3/2022	25,631	—	39,547	33,150	—	1.6%
Trumbull Property Income Fund, LP	4/1/2016	998	—	12,353	12,113	—	0.6%
UBS Trumbull Property Fund LP	9/30/2013	2,224	—	23,990	19,881	—	0.9%

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2024 (continued)

Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)	% of Net Assets

US Government Building Open-End Feeder, LP	5/1/2014	—	1.7%	$35,080	$45,437	$—	2.1%
USGBF Alpha Feeder LP	10/1/2021	—	38.1%	30,037	30,139	—	1.4%
Walton Street Real Estate Core-Plus Fund, LP	10/1/2021	59,883	—	72,693	67,691	27,006	3.2%

Total				$1,701,683	$1,759,791	$146,431	82.5%

(a)

The investment funds are open-ended Investment Funds organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real estate portfolio of equity and debt investments consisting of multi-family, industrial, retail, office and other property types.

(b)	Initial acquisition date as shares are purchased at various dates.
(c)	Unfunded Commitments approximate their fair values.

Security	Redemption Request(a)	Lock Up Applicable at Period End	Investment Liquidity	Redemption Frequency(b)

AEW Core Property (U.S.), LP	Partial			Quarterly
AEW Value Investors US LP	Full			Quarterly
CBRE U.S. Core Partners REIT Operating LP	Partial			Quarterly
CBRE U.S. Logistics Partners LP		Full	Initial contributions have a three-year lock-up	Quarterly
Clarion Gables Multifamily Trust LP	Partial			Quarterly
Clarion Lion Properties Fund LP	Partial			Quarterly
GI Partners ETS Fund		Full	Initial contributions have a three-year lock-up	Quarterly
Harrison Street Core Property Fund				Quarterly
Heitman America Real Estate LP	Partial			Quarterly
Heitman Core Real Estate Debt Income Trust LP	Partial			Quarterly
Hines European Property Partners		Full	Initial contributions have a three-year lock-up	Quarterly
Invesco Core Real Estate USA LP	Partial			Quarterly
Invesco Real Estate Asia Fund	Partial			Quarterly
RREEF America REIT II, Inc.	Full			Quarterly
Sagard Real Estate - US Property Fund	Partial			Quarterly
TA Realty Core Property Fund, LP	Partial			Quarterly
Trumbull Property Income Fund, LP	Full			Quarterly
UBS Trumbull Property Fund LP	Full			Quarterly
US Government Building Open-End Feeder, LP				Quarterly
USGBF Alpha Feeder LP		Partial	Contributions have a two-year lock-up	Quarterly
Walton Street Real Estate Core-Plus Fund, LP		Partial	Contributions have a two-year lock-up	Quarterly

(a)

The Fund submitted a partial redemption request prior to period end, but will maintain market exposure to the investment through a future date. The Investment Manager expects to meet all redemptions over time.

(b)	The investment funds provide redemptions at the frequency listed at the investment managers discretion.

NOTE 10. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions “ASU 2022-03”, which clarifies guidance when measuring the fair value of an equity security subject to contractual restrictions that prohibit its sale. The guidance is effective for fiscal years beginning after December 15, 2024. The Adviser has assessed and does not expect a material impact to the financial statements as a result of the ASU 2022-03.

In September 2023, the SEC adopted amendments to the 1940 Act “Names Rule” addressing fund names, investments, and risks. The amendments modernize and enhance the Names Rule and other names-related regulatory requirements. The amendments include enhanced disclosure requirements for terminology used in fund names and additional regulatory reporting. The Names Rule was effective December 2023, and the Fund will have 24 months to comply. The Adviser is currently evaluating any expected impacts to the Fund.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2024 (continued)

NOTE 11. SUBSEQUENT EVENTS

The Fund offered to repurchase 5% of its outstanding shares, representing 4,304,170 shares, with respect to its April 26, 2024 Repurchase Offer. Shareholders actually tendered 16,315,154 total shares for repurchase. The Fund repurchased 26.3% of total tendered shares, representing approximately $106,743,000.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and determined that there are no additional subsequent events to report.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

SECURITY PROXY VOTING

The Fund’s policy is to vote its proxies in accordance with the recommendations of management. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 280-1952 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, which has replaced Form N-Q, within 60 days after the end of the period. Copies of the Fund’s Forms N-PORT are available without a charge, upon request, by contacting the Fund at (866) 459-2772 and on the SEC’s website at http://www.sec.gov.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

DIRECTORS AND OFFICERS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. Information pertaining to the Board is set forth below.

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held by Director

Independent Directors (4)

Robert F. Doherty; 1964	Independent Director	Since March 2019	Chief Financial Officer of Sustainable Living Partners (2018 - present); Partner of Renova Capital Partners (2010 - present); Chief Financial Officer of Ensyn Corporation (2013-2018).	3	0

Jeffry A. Jones; 1959	Independent Director	Since inception	Principal of SmithJones, (Real Estate) (2008 to present).	3	0

Richard J. McCready; 1958	Lead Independent Director	Lead Independent Director (March 2020 - present); Independent Director since inception	President of The Davis Companies (2014 - 2022).	3	0

Paul E. Sveen; 1961	Independent Director	Since inception	Chief Financial Officer of Beam Technologies (February 2020 - present); Chief Financial Officer of Paypal’s merchant lending platform (2018 - 2020); Chief Financial Officer of Swift Financial (2016 - 2018).	3	0

Susan K. Wold; 1960	Independent Director	Since August 2022	Senior Vice President, Global Ombudsman and Head of North American Compliance of Janus Henderson Investors (2017-2020); Vice President, Chief Compliance Officer and Anti Money Laundering Officer for Janus Investment Fund, Janus Aspen Series, Janus Detroit Street Trust, and Clayton Street Trust (2017-2020).	3	0

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held by Director

Interested Directors (5)

Casey Frazier; 1977	Chair of the Board; Director; Chief Investment Officer	Chair of the Board (since August 2022); Director and Chief Investment Officer since inception	Chief Investment Officer of the Adviser (2011 - present); Chief Investment Officer of Versus Capital Real Assets Fund LLC (2017 to present).	3	0

(1) The address of each member of the Board is: c/o Versus Capital Multi-Manager Real Estate Income Fund LLC, 5050 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.

(2) Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

(3) The term “Fund Complex” as used herein includes the Fund, Versus Capital Real Assets Fund LLC and Versus Capital Infrastructure Income Fund (launched April 1, 2024).

(4) “Independent Directors” means members of the Board who are not “interested persons” of the Fund, the Adviser, the Securities Sub-Advisers, the Distributor, or any affiliate of the Fund, the Adviser, the Securities Sub-Advisers or the Distributor, as defined by the Investment Company Act (the “Independent Directors”).

(5) “Interested Directors” means members of the Board who are “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (the “Interested Directors”).

Additional information about the Directors is available in the Fund’s Statement of Additional information.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

OFFICERS

The address, year of birth, and a description of principal occupations during the past five years are listed below for each officer of the Fund.

Name, Address and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Mark D. Quam; 1970	Chief Executive Officer	Since inception	Chief Executive Officer of the Adviser (2010 to present); Chief Executive Officer of Versus Capital Real Assets Fund LLC (2017 to present) and Versus Capital Infrastructure Income Fund (2023 to present).

William R. Fuhs, Jr.; 1968	President	Since inception	President of the Adviser (2010 to present); President of Versus Capital Real Assets Fund LLC (2017 to present) and Versus Capital Infrastructure Income Fund (2023 to present).

Casey Frazier; 1977	Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser (2011 to present); Chief Investment Officer of Versus Capital Real Assets Fund LLC (2017 to present) and Versus Capital Infrastructure Income Fund (2023 to present).

Dave Truex; 1983	Deputy Chief Investment Officer	Since November 2021	Deputy Chief Investment Officer of Versus Capital Real Estate Assets Fund LLC (November 2021 to Present) and Versus Capital Infrastructure Income Fund (2023 to present); Deputy Chief Investment Officer of the Adviser (2017 to Present).

Brian Petersen; 1970	Chief Financial Officer, Treasurer	Since August 2019	Chief Financial Officer and Chief Operating Officer of the Adviser (January 2022 to present); Managing Director, Fund Financial Operations of the Adviser (July 2019 to December 2021); Chief Financial Officer and Treasurer of Versus Capital Real Assets Fund LLC, (August 2019 to present) and Versus Capital Infrastructure Income Fund (2023 to present); Senior Vice President of OFI Global Asset Management, Inc. (January 2017 to May 2019).

Dustin C. Rose; 1983	Assistant Treasurer	Since November 2021	Assistant Treasurer of Versus Capital Real Estate Assets Fund LLC (November 2021 to Present) and Versus Capital Infrastructure Income Fund (2023 to present); Director of Fund Financial Operations of the Adviser (2020 to present); Assistant Vice President of OFI Global Asset Management, Inc. (2016 to 2020).

Kelly McEwen 1984	Assistant Treasurer	Since November 2022	Assistant Treasurer of Versus Capital Real Assets Fund LLC (November 2022 to present) and Versus Capital Infrastructure Income Fund (2023 to present); Director, Fund Financial Operations of the Adviser (January 2022 to present); Vice President of SS&C ALPS and Treasurer/Principal Financial Officer of various investment companies (April 2020 – May 2021); Fund Controller of SS&C ALPS (August 2019 – May 2021); Assistant Vice President of OFI Global Asset Management, Inc. (2015 to August 2019).

Jill Varner; 1990	Chief Compliance Officer and Secretary	Since July 2023	Chief Compliance Officer of Versus Capital Real Assets Fund LLC and the Adviser (July 2023 to present) and Versus Capital Infrastructure Income Fund (2023 to present); Secretary of Versus Capital Real Assets Fund LLC (July 2023 to present); Deputy Chief Compliance Officer of the Adviser (February 2022 to July 2023); Assistant Secretary of Versus Capital Real Assets Fund LLC (August 2020 to July 2023); Director of Compliance and Operations of the Adviser (August 2019 to February 2022); Compliance Manager at Janus Henderson Investors (January 2019 to July 2019).

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

(1) The address of each officer of the Fund is: c/o Versus Capital Multi-Manager Real Estate Income Fund LLC, 5050 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.

(2) Each officer will serve for the duration of the Fund, or until his or her death, resignation, termination, removal or retirement.

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d)

The registrant has not granted, during the period covered by this report any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available on its Internet website at: https://versuscapital.com/wp-content/uploads/Joint-Code-of-Ethics-10.13.23.pdf

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Robert Doherty, who is “independent” for purposes of this Item 3 of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $68,000 for 2023 and $68,000 for 2024.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $3,600 for 2023 and $4,223 for 2024.

The nature of the services include the issuance of consents in conjunction with the registrant’s registration statement filings.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $20,140 for 2023 and $23,691 for 2024.

The nature of the services include the review of federal tax returns, state tax returns, foreign form filing requirements and related Fund tax implications, foreign form filing requirements and related Fund tax implications.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2023 and $0 for 2024.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee has adopted an Audit Committee Charter that governs the Audit Committee’s pre-approval process. The Audit Committee Charter states that the Audit Committee may review and approve in advance any audit or non-audit engagement or relationship between the Fund and the independent auditors, other than “prohibited non-auditing services” (as defined in Section 201 of the Sarbanes-Oxley Act of 2002).

The Audit Committee may delegate to the Chairman of the Audit Committee the authority to pre-approve any audit or non-audit services to be provided by the independent auditors up to a maximum of $10,000 so long as it is presented to the full Audit Committee at its next regularly scheduled meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0% for 2023 and 0% for 2024

(c)	0% for 2023 and 0% for 2024

(d)	N/A

(f)	Not Applicable.

(g)

There were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years. Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, were $23,740 for fiscal 2023 and $27,914 for fiscal 2024.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to Versus Capital Advisors LLC (the “Adviser”), to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. For assets sub-advised by other investment managers (“Sub-Advisers”), the Adviser has delegated its authority to vote proxies to those Sub-Advisers. Investment Funds typically do not submit matters to investors for vote; however, if an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines ”):

• In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

• The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

• The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

• The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of the Adviser’s Chief Compliance Officer (“CCO”).

• The CCO works with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

• If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

• If it is determined that a conflict of interest is material, the Adviser may seek legal assistance from appropriate counsel for the Adviser to determine a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to the Board and obtaining the consent of the Board before voting;
•	engaging another party on behalf of the Fund to vote the proxy on its behalf;
•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest. Information regarding how the Adviser and the Sub-Advisers voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-200-1878, and is available on the SEC’s website at http://www.sec.gov.

Principal Global Investors

Proxy Voting Policies and Procedures

•	Introduction

Principal Global Investors1 (“PGI”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As a registered investment adviser, PGI has a fiduciary duty to act in the best interests of its clients. PGI recognizes that this duty requires it to vote client securities, for which it has voting power on the applicable record date, in a timely manner and make voting decisions that are in the best interests of its clients. This document, Principal Global Investors’ Proxy Voting Policies and Procedures (the “Policy”) is intended to comply with the requirements of the Investment Advisers Act of 1940, the Investment Company Act of 1940 and the Employee Retirement Income Security Act of 1974 applicable to the voting of the proxies of both US and non-US issuers on behalf of PGI’s clients who have delegated such authority and discretion.

Effective January 1, 2021, Finisterre Investment Teams adopted the policies and procedures in the Adviser’s compliance manual except for the following proxy polices and procedures. Finisterre Investment Teams will continue to follow the previously adopted proxy polices and procedures until amended. Please see the Appendix to the compliance manual for Finisterre specific proxy policies and procedures.

•	Relationship between Investment Strategy, ESG and Proxy Voting

PGI has a fiduciary duty to make investment decisions that are in its clients’ best interests by maximizing the value of their shares. Proxy voting is an important part of this process through which PGI can support strong corporate governance structures, shareholder rights and transparency. PGI also believes a company’s positive environmental, social and governance (“ESG”) practices may influence the value of the company, leading to long-term shareholder value. PGI may take these factors into considerations

1 These policies and procedures apply to Principal Global Investors, LLC, Principal Real Estate Investors, LLC, Principal Global Investors (Hong Kong) Limited and any affiliates which have entered into participating affiliate agreements with the aforementioned managers.

when voting proxies in its effort to seek the best outcome for its clients. PGI believes that the integration of consideration of ESG practices in PGI’s investment process helps identify sources of risk that could erode the long-term investment results it seeks on behalf of its clients. From time to time, PGI may work with various ESG-related organizations to engage issuers or advocate for greater levels of disclosure.

•	Roles and Responsibilities

•	Role of the Proxy Voting Committee

PGI’s Proxy Voting Committee (the “Proxy Voting Committee”) shall (i) oversee the voting of proxies and the Proxy Advisory Firm, (ii) where necessary, make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with the Policy, (iv) review the business practices of the Proxy Advisory Firm and (v) evaluate, maintain, and review the Policy on an annual basis. The Proxy Voting Committee is comprised of representatives of each investment team and a representative from PGI Risk, Legal, Operations, and Compliance will be available to advise the Proxy Voting Committee but are non-voting members. The Proxy Voting Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Policy and may designate personnel to instruct the vote on proxies on behalf the PGI’s clients (collectively, “Authorized Persons”).

The Proxy Voting Committee shall meet at least four times per year, and as necessary to address special situations.

•	Role of Portfolio Management

While the Proxy Voting Committee establishes the Guidelines and Procedures, the Proxy Voting Committee does not direct votes for any client except in certain cases where a conflict of interest exists. Each investment team is responsible for determining how to vote proxies for those securities held in the portfolios their team manages. While investment teams generally vote consistently with the Guidelines, there may be instances where their vote deviates from the Guidelines. In those circumstances, the investment team will work within the Exception Process. In some instances, the same security may be held by more than one investment team. In these cases, PGI may vote differently on the same matter for different accounts as determined by each investment team.

•	Proxy Voting Guidelines

The Proxy Voting Committee, on an annual basis, or more frequently as needed, will direct each investment team to review draft proxy voting guidelines recommended by the Committee (“Draft Guidelines”). The Proxy Voting Committee will collect the reviews of the Draft Guidelines to determine whether any investment teams have positions on issues that deviate from the Draft Guidelines. Based on this review, PGI will adopt proxy voting guidelines. Where an investment team has a position which deviates from the Draft Guidelines, an alternative set of guidelines for that investment team may be created. Collectively, these guidelines will constitute PGI’s current Proxy Voting Guidelines and may change from time to time (the “Guidelines”). The Proxy Voting Committee has the obligation to determine that, in general, voting proxies pursuant to the Guidelines is in the best interests of clients. Exhibit A (Base) and Exhibit B (Sustainable) to the Policy sets forth the current Guidelines.

There may be instances where proxy votes will not be in accordance with the Guidelines. Clients may instruct PGI to utilize a different set of guidelines, request specific deviations, or directly assume responsibility for the voting of proxies. In addition, PGI may deviate from the Guidelines on an exception basis if the investment team or PGI has determined that it is the best interest of clients in a particular strategy to do so, or where the Guidelines do not direct a particular response and instead list relevant factors. Any such a deviation will comply with the Exception Process which shall include a written record setting out the rationale for the deviation.

The subject of the proxy vote may not be covered in the Guidelines. In situations where the Guidelines do not provide a position, PGI will consider the relevant facts and circumstances of a particular vote and then vote in a manner PGI believes to be in the clients’ bests interests. In such circumstance, the analysis will be documented in writing and periodically presented to the Proxy Voting Committee. To the extent that the Guidelines do not cover potential voting issues, PGI may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that PGI believes would be in the best interests of the client.

•	Use of Proxy Advisory Firms

PGI has retained one or more third-party proxy service provider(s) (the “Proxy Advisory Firm”) to provide recommendations for proxy voting guidelines, information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom PGI has proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although PGI has retained the Proxy Advisory Firm for Proxy Voting Services, PGI remains responsible for proxy voting decisions. PGI has designed the Policy to oversee and evaluate the Proxy Advisory Firm, including with respect to the matters described below, to support the PGI’s voting in accordance with this Policy.

•	Oversight of Proxy Advisory Firms

Prior to the selection of any new Proxy Advisory Firm and annually thereafter or more frequently if deemed necessary by PGI, the Proxy Voting Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of PGI’s clients, and consistent with the PGI’s voting policies. Such considerations may include, depending on the Proxy Voting Services provided, the following: (i) periodic sampling of votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by PGI are being followed; (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to PGI; (iii) a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that PGI consider material to Proxy Voting Services provided to PGI, including factors considered, with a particular focus on those relating to identifying, addressing and disclosing potential conflicts of interest (including potential conflicts related to the provision of Proxy Voting Services, activities other than Proxy Voting Services, and those presented by affiliation such as a controlling shareholder of the Proxy Advisory Firm) and monitoring that materially current, accurate, and complete information is used in creating recommendations and research; (iv) requiring the Proxy Advisory Firm to notify PGI if there is a substantive change in the Proxy Advisory Firm’s policies and procedures or otherwise to business practices, including with respect to conflicts, information gathering and creating voting recommendations and research, and reviewing any such change(s); (v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, issuers, the Proxy Advisory Firm’s clients and other third-party information sources; (vi) assessing how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; (vii) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken; and (viii) assessing whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process. In evaluating the Proxy Advisory Firm, PGI may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology.

•	Procedures for Voting Proxies

To increase the efficiency of the voting process, PGI utilizes the Proxy Advisory Firm to act as its voting agent for its clients’ holdings. Issuers initially send proxy information to the clients’ custodians. PGI instructs these custodians to direct proxy related materials to the Proxy Advisory Firm. The Proxy Advisory Firm provides PGI with research related to each resolution.

PGI analyzes relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with the Guidelines. A client may direct PGI to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. PGI may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.

PGI seeks to vote (or refrain from voting) proxies for its clients in a manner that PGI determines is in the best interests of its clients, which may include both considering both the effect on the value of the client’s investments and ESG factors. In some cases, PGI may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. PGI may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of PGI, exceed the expected benefits of voting to the client.

•	Procedures for Proxy Issues within the Guidelines

Where the Guidelines address the proxy matter being voted on, the Proxy Advisor Firm will generally process all proxy votes in accordance with the Guidelines. The applicable investment team may provide instructions to vote contrary to the Guidelines in their discretion and with sufficient rationale documented in writing to seek to maximize the value of the client’s investments or is otherwise in the client’s best interest. This rationale will be submitted to PGI Compliance to approve and once approved administered by PGI Operations. This process will follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which PGI exercises voting authority. In certain cases, a client may have elected to have PGI administer a custom policy which is unique to the Client. If PGI is also responsible for the administration of such a policy, in general, except for the specific policy differences, the procedures documented here will also be applicable, excluding reporting and disclosure procedures.

•	Procedures for Proxy Issues Outside the Guidelines

To the extent that the Guidelines do not cover potential voting issues, the Proxy Advisory Firm will seek direction from PGI. PGI may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that PGI believes would be in the best interests of the client. Although this not an exception to the Guidelines, this process will also follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which PGI exercises voting discretion, which shall include instances where issues fall outside the Guidelines.

•	Securities Lending

Some clients may have entered into securities lending arrangements with agent lenders to generate additional revenue. If a client participates in such lending, the client will need to inform PGI as part of their contract with PGI if they require PGI to take actions in regard to voting securities that have been lent. If not commemorated in such agreement, PGI will not recall securities and as such, they will not have an obligation to direct the proxy voting of lent securities.

In the case of lending, PGI maintains one share for each company security out on loan by the client. PGI will vote the remaining share in these circumstances.

In cases where PGI does not receive a solicitation or enough information within a sufficient time (as reasonably determined by PGI) prior to the proxy-voting deadline, PGI or the Proxy Advisory Firm may be unable to vote.

•	Regional Variances in Proxy Voting

PGI utilizes the Policy and Guidelines for both US and non-US clients, and there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, we make reasonable efforts to vote most proxies and follow a similar process to those in the U.S. However, in some cases it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share- blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. In certain instances, it may be determined by PGI that the anticipated economic benefit outweighs the expected cost of voting. PGI intends to make their determination on whether to vote proxies of non-U.S. companies on a case-by-case basis. In doing so, PGI shall evaluate market requirements and impediments, including the difficulties set forth above, for voting proxies of companies in each country. PGI periodically reviews voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect PGI’s determinations and procedures.

•	Conflicts of Interest

PGI recognizes that, from time to time, potential conflicts of interest may exist. In order to avoid any perceived or actual conflict of interest, the procedures set forth below have been established for use when PGI encounters a potential conflict to ensure that PGI’s voting decisions are based on maximizing shareholder value and are not the product of a conflict.

•	Addressing Conflicts of Interest – Exception Process

Prior to voting contrary to the Guidelines, the relevant investment team must complete and submit a report to PGI Compliance setting out the name of the security, the issue up for vote, a summary of the Guidelines’ recommendation, the vote changes requested and the rational for voting against the Guidelines’ recommendation. The member of the investment team requesting the exception must attest to compliance with Principal’s Code of Conduct and the has an affirmative obligation to disclose any known personal or business relationship that could affect the voting of the applicable proxy. PGI Compliance will approve or deny the exception in consultation, if deemed necessary, with the Legal.

If PGI Compliance determines that there is no potential material conflict exists, the Guidelines may be overridden. If PGI Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual material conflict and decide by a majority vote as to how to vote the proxy – i.e., whether to permit or deny the exception.

In considering the proxy vote and potential material conflict of interest, the Proxy Voting Committee may review the following factors:

•	The percentage of outstanding securities of the issuer held on behalf of clients by PGI;

•	The nature of the relationship of the issuer with the PGI, its affiliates or its executive officers;

•	Whether there has been any attempt to directly or indirectly influence the investment team’s decision;

•	Whether the direction of the proposed vote would appear to benefit PGI or a related party; and/or

•	Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

In the event that the Proxy Advisor Firm itself has a conflict and thus is unable to provide a recommendation, the investment team may vote in accordance with the recommendation of another independent service provider, if available. If a recommendation from an independent service provider other than the Proxy Advisor Firm is not available, the investment team will follow the Exception Process. PGI Compliance will review the form and if it determines that there is no potential material conflict mandating a voting recommendation from the Proxy Voting Committee, the investment team may instruct the Proxy Advisory Firm to vote the proxy issue as it determines is in the best interest of clients. If PGI Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee for consideration as outlined above.

•	Availability of Proxy Voting Information and Recordkeeping

•	Disclosure

On a quarterly basis, PGI publicly discloses on our website https://www.principalglobal.com/eu/about-us/responsible-investing a voting report setting forth the manner in which votes were cast, including details related to (i) votes against management, and (ii) abstentions. Form more information, Clients may contact PGI for more information related to how PGI has voted with respect to securities held in the Client’s account. On request, PGI will provide clients with a summary of PGI’s proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Proxy Voting Policies and Procedures upon request. PGI will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

•	Recordkeeping

PGI will keep records of the following items: (i) the Guidelines, (ii) the Proxy Voting Policies and Procedures; (iii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iv) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (v) records of written client requests for proxy voting information and PGI’s responses (whether a client’s request was oral or in writing); (vi) any documents prepared by PGI that were material to making a decision how to vote, or that memorialized the basis for the decision; (vii) a record of any testing conducted on any Proxy Advisory Firm’s votes; (viii) materials collected and reviewed by PGI as part of its due diligence of the Proxy Advisory Firm; (ix) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to PGI; and (x) the minutes of the Proxy Voting Committee meetings. All of the records referenced above will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

Security Capital Research & Management Incorporated (“SC-R&M”)

Compliance Policy

Regulatory Category: Proxy Voting

Overview:

➢	Advisers are fiduciaries and must act in the best interest of the client with respect to functions undertaken on behalf of the client, including proxy voting activities.

➢

Advisers must have written policies and procedures regarding how proxies are voted. The policies and procedures must include procedures intended to prevent material conflicts of interest from affecting the manner in which proxies are voted.

➢	SC-R&M has adopted written policies and procedures that address how proxies are voted and how this information can be obtained by clients.

Applicable Regulation:

➢	Investment Advisers Act of 1940: Rule 206(4)-6
➢	Securities Exchange Act of 1934: Rule 240.14Ad-1

Summary of Regulatory Requirements:

1. An adviser must adopt and implement written policies and procedures reasonably designed to ensure that:

a. proxies are voted in the best interest of the client;

b. conflicts are identified and handled appropriately; and

c. fiduciary obligations are fulfilled.

2. An adviser must disclose to its clients how they may obtain information on how proxies were voted for securities held for their accounts.

3. An adviser must disclose to clients information about its proxy voting policies and procedures and how clients may obtain them.

4. Effective July 1, 2024, an adviser subject to the Exchange Act is required to report annually to the SEC on Form N-PX how it voted proxies relating to shareholder advisory votes on executive compensation (or “say-on-pay”) matters.

Activities Conducted by SC-R&M to Satisfy Regulatory Requirements:

1. SC-R&M has adopted and implemented policies and procedures that are reasonably designed to ensure that it votes client securities in the best interest of clients, which procedures include how the Adviser addresses material conflicts of interest.

2. SC-R&M seeks to have each investment management agreement set forth whether SC-R&M or the client is responsible for voting proxies. If SC-R&M is responsible, it is SC-R&M’s objective to vote proxies in the best interests of the client and in accordance with SC-R&M’s Proxy Voting Procedures and Guidelines.

3. Investment personnel are principally responsible for determining how to vote individual proxies in accordance with the SC-R&M Proxy Voting Guidelines.

4. SC-R&M intends that all proxies received on securities held in portfolios over which SC-R&M has proxy voting authority shall be voted, except in limited situations. These instances include, but are not limited to: (a) if the proxy involves foreign securities and the expense and administrative inconvenience or other costs outweigh the benefits to the clients of voting the securities; (b) when it may not be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in SC-R&M’s clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time; and (c) if the security is on loan, as the title passes to the borrower of the securities. Unless SC-R&M is directly involved in a client’s securities lending arrangement because it is a party to the client’s securities lending agreement and/or SC-R&M, as investment advisor, makes the decision to loan the client’s securities, SC-R&M is not responsible for recalling securities to vote proxies for securities that have been loaned from the client’s account. For accounts where SC-R&M is directly involved,

SC-R&M has adopted procedures to determine if it should recall securities on loans to vote proxies when it believes a vote is material with respect to an investment.

5. Subject to the oversight by the Proxy Committee, SC-R&M has retained the services of independent voting service providers (Independent Voting Services) to assist with functions such as: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion, recordkeeping, acting as an agent to execute SC-R&M’s proxy voting decisions, providing proxy research and analysis, and to provide certain conflict of interest-related services.

6. To oversee and monitor the proxy voting process, SC-R&M has established a Proxy Committee that meets annually or more frequently as circumstances dictate. The Proxy Committee is comprised of the Proxy Administrator and senior officers from the Investment, Legal, Compliance, Operations and Risk Management Departments.

7. The primary functions of the Proxy Committee include: (1) reviewing and approving the Proxy Voting Guidelines annually; (2) providing advice and recommendations on general proxy-voting matters including potential or material conflicts of interests escalated to it from time to time, as well as on specific voting issues to be implemented by the Adviser; and (3) determining the independence of any third-party vendor to which it has delegated proxy voting responsibilities (such as, for example, delegation when SC-R&M has identified a material conflict of interest) and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities.

8. SC-R&M has established the role of a Proxy Administrator to oversee the proxy voting process. The Proxy Administrator, working with the portfolio management teams, including portfolio managers and research analysts, is responsible for voting proxies as described in the Proxy Voting Guidelines. Sales and marketing professionals are precluded from participating in the decision-making process.

9. Duties of the Proxy Administrator also include:

• reviewing considerations and recommendations of portfolio management teams or investment stewardship specialists with respect to proposals not covered by the Proxy Voting Guidelines, or to override the Prescribed Guidelines;

• referring investment considerations and recommendations regarding overrides to the Proxy Committee, if necessary;

• determining, in the case of overrides, whether a material conflict exists;

• in cases where the Proxy Voting Guidelines contemplate voting on a case-by-case basis, determining whether the vote requires escalation to certain portfolio management teams to make a voting decision or can be voted, given SC-R&M’s history and experience in analyzing and voting similar proxy matters; sharing research in the case of escalated votes, which may include research from the investment stewardship teams and third-party research providers or compensation experts, with portfolio management teams, and determining whether to further escalate voting recommendations of the portfolio management teams to the relevant Proxy Committee for further review;

• escalating material conflicts to the Proxy Committee; and

• maintaining the required records. The Proxy Administrator utilizes an automated system to communicate, track and store the relevant data regarding the proxy voting process.

10. An investment professional may override the recommendation of the proxy service and/or the SC-R&M policy position in situations in which no conflict of interest has been identified. If such override occurs, certification by the investment professional is required and must include: a written analysis supporting their recommendation, confirmation that the Information Safeguarding and Barriers Policy was not violated, and a statement that they are not aware of any personal or other relationship that could present an actual or potential conflict of interest.

11. Proxy voting procedures adopted and implemented by an Adviser are required to include procedures that are reasonably designed to address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. In order to maintain the integrity and independence of SC-R&M’s investment processes and decisions, including proxy voting decisions, and to protect SC-R&M’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including SC-R&M) has adopted policies and procedures that (i) address the handling of conflicts, (ii) establish information barriers, and (iii) restrict the use of MNPI. Material conflicts of interest are further avoided by voting in accordance with SC-R&M’s predetermined Prescribed Guidelines.

12. Investment personnel analyze issues to determine if any conflict regarding proxy voting exists, and if any material conflict is identified, the matter is referred to the Proxy Administrator or its designee.

13. Generally, when a material conflict of interest is identified by the Proxy Administrator or investment professional responsible for the particular proxy vote, a third party proxy voting vendor will be directed to vote the proxy in accordance with the SC-R&M Proxy Voting Procedures and Guidelines or by using its own guidelines. In addition, it is the responsibility of the Proxy Administrator to raise the matter to Legal and Compliance, where appropriate, and to the Proxy Committee, to review the conflict of interest votes. Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a SC-R&M client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm SC-R&M’s relationship with such company and materially impact SC-R&M’s business; or (ii) a personal relationship between a SC-R&M officer and the management of a company or other proponent of a proxy proposal could impact SC-R&M’s voting decision; and (iii) when a JPMAM affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote.

14. Depending on the nature of the conflict, the Adviser may elect to take one or more of the following measures, or other appropriate action:

• Removing certain Adviser personnel from the proxy voting process;

• “Walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote;

• Voting in accordance with the applicable Prescribed Guidelines, if any, if the application of the Proxy Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

• Deferring the vote to an independent third party, if any, that will vote in accordance with its own determination. However, the Adviser may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMC affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy

Committee shall review the Exception Request and shall determine whether the Adviser should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.

15. Effective July 1, 2024, SC-R&M will file annually on Form N-PX how it voted proxies relating to shareholder advisory votes on executive compensation (or “say-on-pay”) matters. Form N-PX is to be filed not later than August 31 of each year, containing its proxy voting record for the most recent 12-month period ended June 30. Records relating to the votes will be provided by advisor. Upon request, clients may obtain information as to how SC-R&M voted for their account by contacting their Client Account Manager.

16. SC-R&M clients can obtain voting records for their portfolio(s) as well as a copy of the SC-R&M Proxy Voting Guidelines by contacting their Client Account Manager.

17. SC-R&M maintains all proxy voting records in an easily accessible place for seven (7) years.

Areas of Responsibility

➢	Portfolio Management

➢	Client Service

➢	Operations

➢	Compliance Department

➢	Legal Department

➢	Risk Management

➢	Proxy Administrator

➢	Proxy Committee

➢	Third Party Oversight Group

Applicable Policies

➢	ERISA Fiduciary Policy

➢	Information Safeguarding and Barriers Policy – Firmwide

➢	Conflicts of Interest Policy – Firmwide

➢	SC-R&M Conflicts of Interest, including Safeguarding of Inside Information Policy

➢	SC-R&M Proxy Voting Procedures and Guidelines

➢	SC-R&M Compliance with Securities Position Regulations Policy

➢	Updated: April 2024

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of March 31, 2024, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Versus Capital Advisors LLC

The management of the Fund’s investment portfolio will be the responsibility of the Adviser and the Adviser’s Investment Committee:

Name	Title	Since	Recent Experience
Casey Frazier, CFA	Chief Investment Officer	Inception	Chief Investment Officer of Versus Capital Advisors. Mr. Frazier is the Chairman of the Versus Investment Committee. He has served as the CIO since joining the Adviser in 2011.
Dave Truex, CFA	Deputy Chief Investment Officer	August 2017

Deputy Chief Investment Officer of Versus Capital Advisors. Mr. Truex is a member of the Versus Investment Committee. He has served as the Deputy CIO since joining the Adviser in 2017. Prior to joining the Adviser, Mr. Truex was a Portfolio Manager for Colorado’s Public Employees Retirement Association.

Sub-Advisers

Principal Real Estate Investors

The Adviser has engaged Principal Real Estate Investors, LLC (“PrinREI”) a registered adviser under the Advisers Act, to act as an independent sub-adviser to the Fund. The key decision makers for the portion of the Fund’s portfolio managed by PrinREI include:

Name	Title	Since	Recent Experience
Kelly Rush	Chief Investment Officer	1987	Mr. Rush is the CIO and a Global Portfolio Manager for PrinREI. Mr. Rush has been with the firm since 1987.
Anthony Kenkel	Portfolio Manager	2001	Mr. Kenkel is a Global Portfolio Manager for PrinREI. Mr. Kenkel has been with the firm since 2001.
Simon Hedger	Portfolio Manager	2003	Mr. Hedger is a Global Portfolio Manager for PrinREI. Mr. Hedger has been with the firm since 2003.

Security Capital Research & Management

The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) a registered adviser under the Advisers Act, to act as an independent sub-adviser to the Fund. The key decision makers for the portion of the Fund’s portfolio managed by Security Capital include:

Name	Title	Since	Recent Experience
Anthony Manno	CEO & CIO	1994	Mr. Manno is the CEO and CIO of Security Capital. Mr. Manno has been with the firm since 1994.
Kevin Bedell	Head of Investment Research	1996	Mr. Bedell is the Head of Investment Research of Security Capital. Mr. Bedell has been with the firm since 1996.
Nathan J. Gear	Executive Director	2006	Mr. Gear is senior member of the Investment Research Team, he leads the fundamental analysis and pricing of REIT fixed income senior securities.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of March 31, 2024, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Versus Capital Advisors LLC

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Casey Frazier, CFA	2	$2.95 billion	3	$1.4 million	0	N/A
Dave Truex, CFA	1	$2.95 billion	3	$1.4 million	0	N/A

Performance Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Casey Frazier, CFA	0	N/A	0	N/A	0	N/A
Dave Truex, CFA	0	N/A	0	N/A	0	N/A

Conflicts of Interest

In addition to the Fund, the Adviser provides investment advisory services to Versus Capital Real Assets Fund LLC and Versus Capital Infrastructure Income Fund, each a continuously offered registered closed-end management investment company that has elected to be treated as an interval fund, as well as three charitable pooled income funds, as defined under section 642(c)(5) of the Internal Revenue Code of 1986, as amended (the “Code”), and may provide investment advisory services to other funds and accounts in the future (collectively with the Fund, “Client Accounts”). Because there are different fee structures for each Client Account and because the Adviser’s portfolio managers may have investments in one Client Account but not another (or they may invest different amounts in each Client Account), the Adviser’s portfolio managers may have an incentive to dedicate more time and resources or to otherwise favor one Client Account over another. The Adviser anticipates that the Fund and another Client Account could have overlapping portfolio holdings or that an investment opportunity would be appropriate for both portfolios. As such, the Adviser has policies and procedures designed to allocate investment opportunities among the Client Accounts on a fair and equitable basis over time. Additional controls are in place to monitor the investment decisions and performance of Client Accounts and to address these and other conflicts of interest.

Sub-Advisers

Principal Real Estate Securities

As of March 31, 2024, in addition to the Fund, PrinREI’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts

Anthony Kenkel	11	$9.5 billion	5	$2.7 billion	82	$9.0 billion

Kelly Rush	11	$9.5 billion	5	$2.7 billion	82	$9.0 billion

Simon Hedger	7	$3 billion	4	$1.2 billion	39	$5.8 billion

Performance Fee-Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)
Anthony Kenkel	0	N/A	0	N/A	5	$506 MM
Kelly Rush	0	N/A	0	N/A	5	$506 MM
Simon Hedger	0	N/A	0	N/A	4	$400 MM

Conflicts of Interest

In addition to sub-advising the Fund, PrinREI provides investment advisory services to numerous other client accounts. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because PrinREI may be required to pursue different investment strategies on behalf of the Fund and other client accounts. For example, where PrinREI is managing an account for an individual, it may be required to consider the individual client’s existing positions, personal tax situation, suitability, personal biases, and investment time horizon, considerations that do not necessarily impact its investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund’s portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which PrinREI purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the portfolio managers desire to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.

Security Capital Research & Management

As of March 31, 2024, in addition to the Fund, Security Capital’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Anthony R. Manno Jr.	1	$.3 billion	2	$.7 billion	87	$2.8 billion
Kevin W. Bedell	1	$.3 billion	2	$.7 billion	87	$2.8 billion
Nathan J. Gear	1	$.3 billion	2	$.7 billion	87	$2.8 billion

Performance Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Anthony R. Manno Jr.	0	N/A	0	N/A	4	$0.6 billion
Kevin W. Bedell	0	N/A	0	N/A	4	$0.6 billion
Nathan J. Gear	0	N/A	0	N/A	4	$0.6 billion

Conflicts of Interest

The Security Capital portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts managed by Security Capital’s portfolio managers include other registered mutual funds and separately managed accounts. The other accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, Security Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Security Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that Security Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Fund. Notwithstanding this theoretical conflict of interest, it is Security Capital’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given the investment objectives and related restrictions.

(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members

Versus Capital Advisors LLC

A team approach is used by the Adviser to manage the Fund. The Investment Committee of the Adviser is chaired by Casey Frazier and includes Dave Truex, among others. Mr. Frazier and Mr. Truex are each paid a base salary, a discretionary bonus, and a share of the profits, if any, earned in their ownership of the Adviser.

Sub-Advisers

Principal Real Estate Securities

The Fund pays PrinREI a sub-advisory fee based on the net assets of the Fund managed by PrinREI, as set forth in an investment sub-advisory agreement between PrinREI and Versus Capital. PrinREI pays its investment professionals out of its total revenues and other resources, including the sub-

advisory fees earned with respect to the Fund. The following information relates to the period ended March 31, 2024.

Compensation for all team members is comprised of fixed pay (base salary) and variable incentive components. As team members advance in their careers, the variable incentive opportunity increases in its proportion commensurate with responsibility levels. Variable incentive takes the form of a profit-based incentive plan with funding based on pre-tax, pre-bonus operating earnings generated by the team. The plan is designed to provide line-of-sight to team members, enabling them to share in current and future business growth (profits of the team) while reinforcing delivery of investment performance, long- term business growth, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured against relative client benchmarks and peer groups over one-year, three-year, calculated quarterly, reinforcing a longer-term orientation.

Awards from the profit share plan are delivered in the form of cash or a combination of cash, Principal Financial Group (“PFG”) restricted stock units (“RSUs”) and fund deferrals (money is aligned with funds managed by the team). The amount of incentive delivered in the form of RSUs and fund deferral awards depends on the size of an individual’s incentive award as it relates to a tiered deferral schedule. RSU and fund deferral awards are subject to a three-year cliff vesting schedule. The overall measurement framework and deferred components are designed to align with a focus on clients’ objectives (e.g. long-term investment performance; fund deferrals), alignment with Principal shareholders (e.g. RSUs), and talent retention.

The annual discretionary bonus is determined based on investment performance and discretionary factors including individual performance, market compensation levels, retentive needs, contribution to profitability, and collaborative effort. Performance goals used to measure individual performance is closely aligned with client investment goals and objectives, with the largest determinant being portfolio investment performance relative to appropriate client benchmarks and peer groups over one and three-year time periods.

Promotions are based on need for a higher-level role and individual readiness. Readiness for a promotion involves an evaluation of the individual’s demonstrated competencies, proficiencies and behavior.

Security Capital Research & Management

The Fund pays Security Capital a sub-advisory fee based on the net assets of the Fund managed by Security Capital, as set forth in an investment sub-advisory agreement between Security Capital and Versus Capital. Security Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. The following information relates to the period ended March 31, 2024.

The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital’s parent company, JPMorgan Chase & Co., and/or (ii) in self-directed parent company mutual funds, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security

Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm. The annual incentive program is linked directly to the profitability of each business unit, to JPMorgan Asset Management as a whole, and to the performance of the firm generally. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Fund.

(a)(4) Disclosure of Securities Ownership

Versus Capital Advisors LLC

The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of March 31, 2024.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Casey Frazier	$500,001-$1,000,000
Dave Truex	$10,001-$50,000

Sub-Advisers

Principal Real Estate Securities

As of March 31, 2024, PrinREI’s portfolio managers did not beneficially own any shares of the Fund.

Security Capital Research & Management

As of March 31, 2024, Security Capital’s portfolio managers did not beneficially own any shares of the Fund.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Versus Capital Multi-Manager Real Estate Income Fund LLC

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date June 7,  2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date June 7,  2024

By (Signature and Title)*	/s/ Brian Petersen
Brian Petersen, Chief Financial Officer
(principal financial officer)

Date June 7,  2024

* Print the name and title of each signing officer under his or her signature.